Fair Value Measurement (Reconciliation of Assets Measured at Fair Value on a Recurring Basis) (Details) $ in Thousands	6 Months Ended
Dec. 31, 2016 USD ($)
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance at Beginning of Period	$ 648
Unrealized losses for the period included in other income (expense), net	(503)
Sale of Perk warrants	(145)
Balance at End of Period	$ 0